Exhibit 10.19
ALIMERA SCIENCES, INC.
2005 INCENTIVE STOCK PLAN
INCENTIVE STOCK OPTION
OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2005 Incentive Stock Plan (the “Plan”), hereby grants an Option to Dan Myers who shall be referred to as “Employee”, to purchase from Alimera Three Hundred Seventy Five Thousand (375,000)1 shares of Stock at an Option Price per share equal to $.39 which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of October 12, 2006, which shall be referred to as the “Grant Date”. This Option is intended to satisfy the requirements of § 422 of the Code and thus is intended to be an ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

By: /s/ Richard Eiswirth, Jr.

Acknowledged:	EMPLOYEE:

/s/ Dan Myers

[Signature]

Date: 1/26/07

TERMS AND CONDITIONS
     § 1. Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Employee upon written request to the Chief Financial Officer of Alimera.

[1]	Option has been transferred with respect to 187,500 shares to Deborah Myers pursuant to a Securities Transfer Agreement and Agreement to be Bound between the parties dated January 22, 2009.

     § 2. Vesting and Option Expiration.
(a)	General Rule. Subject to § 2(b) and § 2(c), Employee’s right under this Option Certificate to exercise this Option shall vest with respect to:
(l)	1/4 of the shares of Stock which are subject to this Option on 11/22/2006, the Initial Vesting Date, provided Employee remains continuously employed by Alimera through the Initial Vesting Date; and

(2)	3/4 of the shares of Stock which are subject to this Option in equal increments quarterly over three years beginning on the date three (3) months from the initial vesting date provided he or she remains continuously employed by Alimera through the last day of each quarterly period.
(b)	Option Expiration Rules.
(1)	Non-Vested Shares. If Employee’s employment with Alimera terminates for any reason whatsoever, including death, disability (as determined by the committee) or retirement, while thee are any non-vested shares of Stock subject to this Option under § 2(a), then immediately upon such termination of employment this Option shall expire and shall have no further force or effect and be null and void with respect to such non-vested shares of Stock.
(2)	Vested Shares. Employee’s right to exercise all or any part of this Option which has vested under § 2(a) shall expire no later than the tenth anniversary of the Grant Date. However, if Employee’s employment with Alimera terminates before the tenth anniversary of the Grant Date, Employee’s right to exercise any part of this Option which has vested under § 2(a) shall expire and shall have no further force or effect and shall be null and void at the end of the ninety (90) day period which starts on the date his or her employment terminates.
(c)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary or Alimera, and a transfer of employment between Alimera and any Affiliate, Parent or Subsidiary of Alimera or between any Affiliate, Parent or Subsidiary of Alimera shall not be treated as a termination of employment under the Plan or this Option Certificate.

(3)	Fractional Shares. Employee’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Employee exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires.
     § 3. Method of Exercise of Option. Employee may exercise this Option in whole or in part (to the extent this Option is otherwise exercisable under § 2 with respect to vested shares of Stock) only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of those forms of payment.
     § 4. Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery discharge Alimera of all of its duties and responsibilities with respect to this Option.
     § 5. Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Employee other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Employee’s lifetime only by Employee. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Employee’s death the same as Employee under this Option Certificate.
     § 6. No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Employee the right to continue in employment by Alimera or shall adversely affect the right of Alimera to terminate Employee’s employment with our without cause (as determined by the Committee) at any time.
     § 7. Stockholder Status. Employee shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Employee, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 8. Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9. Binding Effect. This Option shall be binding upon Alimera and Employee and their respective heirs, executors, administrators and successors.

     § 10. Tax Withholding. This Option has been granted subject to the condition that Employee consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 11. References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.

ALIMERA SCIENCES, INC.
2005 INCENTIVE STOCK PLAN
INCENTIVE STOCK OPTION
OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2005 Incentive Stock Plan (the “Plan”), hereby grants an Option to Dan Myers who shall be referred to as “Employee”, to purchase from Alimera Seven Hundred Fifty Six Thousand and One (756,001)1 shares of Stock at an Option Price per share equal to $.41 which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of December 13, 2007 which shall be referred to as the “Grant Date”. This Option is intended to satisfy the requirements of § 422 of the Code and thus is intended to be an ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

By: /s/ Richard Eiswirth, Jr.

Acknowledged:	EMPLOYEE:

/s/ Dan Myers

[Signature]

Date: 1/18/08

TERMS AND CONDITIONS
     § 1. Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Employee upon written request to the Chief Financial Officer of Alimera.

[1]	Option has been transferred with respect to 151,200 shares to Deborah Myers pursuant to a Securities Transfer Agreement and Agreement to be Bound between the parties dated January 22, 2009.

     § 2. Vesting and Option Expiration.
(a)	General Rule. Subject to § 2(b) and § 2(c), Employee’s right under this Option Certificate to exercise this Option shall vest with respect to:
(1)	1/4 of the shares of Stock which are subject to this Option on December 13, 2008, the Initial Vesting Date, provided Employee remains continuously employed by Alimera through the Initial Vesting Date; and

(2)	3/4 of the shares of Stock which are subject to this Option in equal increments quarterly over three years beginning on the date three (3) months from the initial vesting date provided he or she remains continuously employed by Alimera through the last day of each quarterly period.
(b)	Option Expiration Rules.
(1)	Non-Vested Shares. If Employee’s employment with Alimera terminates for any reason whatsoever, including death, disability (as determined by the committee) or retirement, while thee are any non-vested shares of Stock subject to this Option under § 2(a), then immediately upon such termination of employment this Option shall expire and shall have no further force or effect and be null and void with respect to such non-vested shares of Stock.

(2)	Vested Shares. Employee’s right to exercise all or any part of this Option which has vested under § 2(a) shall expire no later than the tenth anniversary of the Grant Date. However, if Employee’s employment with Alimera terminates before the tenth anniversary of the Grant Date, Employee’s right to exercise any part of this Option which has vested under § 2(a) shall expire and shall have no further force or effect and shall be null and void at the end of the ninety (90) day period which starts on the date his or her employment terminates.
(c)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary or Alimera, and a transfer of employment between Alimera and any Affiliate, Parent or Subsidiary of Alimera or between any Affiliate, Parent or Subsidiary of Alimera shall not be treated as a termination of employment under the Plan or this Option Certificate.

(3)	Fractional Shares. Employee’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Employee exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires.
     § 3. Method of Exercise of Option. Employee may exercise this Option in whole or in part (to the extent this Option is otherwise exercisable under § 2 with respect to vested shares of Stock) only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of those forms of payment.
     § 4. Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery discharge Alimera of all of its duties and responsibilities with respect to this Option.
     § 5. Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Employee other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Employee’s lifetime only by Employee. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Employee’s death the same as Employee under this Option Certificate.
     § 6. No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Employee the right to continue in employment by Alimera or shall adversely affect the right of Alimera to terminate Employee’s employment with our without cause (as determined by the Committee) at any time.
     § 7. Stockholder Status. Employee shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Employee, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 8. Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9. Binding Effect. This Option shall be binding upon Alimera and Employee and their respective heirs, executors, administrators and successors.

     § 10. Tax Withholding. This Option has been granted subject to the condition that Employee consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 11. References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.

ALIMERA SCIENCES, INC.
2004 INCENTIVE STOCK PLAN
INCENTIVE STOCK OPTION
OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2004 Incentive Stock Plan (the “Plan”), hereby grants an Option to C. Daniel Myers, who shall be referred to as “Employee”, to purchase from Alimera 154,8731 shares of Stock at an Option Price per share equal to $0.60, which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of July 7, 2004, which shall be referred to as the “Grant Date”. This Option is intended to satisfy the requirements of § 422 of the Code and thus is intended to be an ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

By: /s/ Daniel H. White

Daniel H. White Vice President Finance and Business Development

Acknowledged:	EMPLOYEE:

/s/ Dan Myers

[Signature]

Date: 9/21/04

TERMS AND CONDITIONS
     § 1. Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option Certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination

[1]	Option has been transferred with respect to 77,437 shares to Deborah Myers pursuant to a Securities Transfer Agreement and Agreement to be Bound between the parties dated January 22, 2009.

is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Employee upon written request to the Chief Financial Officer of Alimera.
     § 2. Vesting and Option Expiration.
(a)	General Rule. Subject to § 2(b) and § 2(c), Employee’s right under this Option Certificate to exercise this Option shall vest with respect to:
(1)	1/4 of the shares of Stock which are subject to this Option on the first anniversary of the Grant Date, provided Employee remains continuously employed by Alimera through the first anniversary of the Grant Date; and

(2)	1/12 of the shares of Stock which remain subject to this Option, and which do not vest on the first anniversary of the Grant Date, on the last day of each calendar quarter in the twelve calendar quarter period which starts on or after the first anniversary of the Grant Date, provided he or she remains continuously employed by Alimera through the last day of such calendar quarter.
(b)	Option Expiration Rules.
(1)	Non-Vested Shares. If Employee’s employment with Alimera terminates for any reason whatsoever, including death, disability (as determined by the Committee) or retirement, while there are any non-vested shares of Stock subject to this Option under § 2(a), then immediately upon such termination of employment this Option shall expire and shall have no further force or effect and be null and void with respect to such non-vested shares of Stock.

(2)	Vested Shares. Employee’s right to exercise all or any part of this Option which has vested under § 2(a) shall expire no later than the tenth anniversary of the Grant Date. However, if Employee’s employment with Alimera terminates before the tenth anniversary of the Grant Date, Employee’s right to exercise any part of this Option which has vested under § 2(a) shall expire and shall have no further force or effect and shall be null and void at the end of the ninety (90) day period which starts on the date his or her employment terminates.

(c)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary of Alimera, and a transfer of employment between Alimera and any Affiliate, Parent or Subsidiary of Alimera or between any Affiliate, Parent or Subsidiary of Alimera shall not be treated as a termination of employment under the Plan or this Option Certificate.

(3)	Fractional Shares. Employee’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Employee exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires
     § 3. Method of Exercise of Option. Employee may exercise this Option in whole or in part (to the extent this Option is otherwise exercisable under § 2 with respect to vested shares of Stock) only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of these forms of payment.
     § 4. Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery shall discharge Alimera of all of its duties and responsibilities with respect to this Option.
     § 5. Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Employee other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Employee’s lifetime only by Employee. The person or persons, if any, to whom this

Option is transferred by will or by the laws of descent and distribution shall be treated after Employee’s death the same as Employee under this Option Certificate.
     § 6. No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Employee the right to continue in employment by Alimera or shall adversely affect the right of Alimera to terminate Employee’s employment with or without cause (as determined by the Committee) at any time.
     § 7. Stockholder Status. Employee shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Employee, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 8. Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9. Binding Effect. This Option shall be binding upon Alimera and Employee and their respective heirs, executors, administrators and successors.
     § 10. Tax Withholding. This Option has been granted subject to the condition that Employee consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 11. References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.

ALIMERA SCIENCES, INC.
2005 INCENTIVE STOCK PLAN
INCENTIVE STOCK OPTION
OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2005 Incentive Stock Plan (the “Plan”), hereby grants an Option to Dan Myers, who shall be referred to as “Employee”, to purchase from Alimera 375,0001 (Three Hundred Seventy Five Thousand) shares of Stock at an Option Price per share equal to $.39 which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of January 1, 2006, which shall be referred to as the “Grant Date”. This Option is intended to satisfy the requirements of § 422 of the Code and thus is intended to be an ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

By: /s/ Richard Eiswirth

Acknowledged:	EMPLOYEE:

/s/ Dan Myers

[Signature]

Date: 1/27/06

TERMS AND CONDITIONS
     § 1. Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Employee upon written request to the Chief Financial Officer of Alimera.

[1]	Option has been transferred with respect to 187,500 shares to Deborah Myers pursuant to a Securities Transfer Agreement and Agreement to be Bound between the parties dated January 22, 2009.

     § 2. Vesting and Option Expiration.
(a)	General Rule. Subject to § 2(b) and § 2(c), Employee’s right under this Option Certificate to exercise this Option shall vest with respect to:
(1)	1/4 of the shares of Stock which are subject to this Option on 11/22/2006, the Initial Vesting Date, provided Employee remains continuously employed by Alimera through the Initial Vesting Date; and

(2)	3/4 of the shares of Stock which are subject to this Option in equal increments quarterly over three years beginning on the date three (3) months from the initial vesting date provided he or she remains continuously employed by Alimera through the last day of each quarterly period.
(b)	Option Expiration Rules.
(1)	Non-Vested Shares. If Employee’s employment with Alimera terminates for any reason whatsoever, including death, disability (as determined by the committee) or retirement, while thee are any non-vested shares of Stock subject to this Option under § 2(a), then immediately upon such termination of employment this Option shall expire and shall have no further force or effect and be null and void with respect to such non-vested shares of Stock.

(2)	Vested Shares. Employee’s right to exercise all or any part of this Option which has vested under § 2(a) shall expire no later than the tenth anniversary of the Grant Date. However, if Employee’s employment with Alimera terminates before the tenth anniversary of the Grant Date, Employee’s right to exercise any part of this Option which has vested under § 2(a) shall expire and shall have no further force or effect and shall be null and void at the end of the ninety (90) day period which starts on the date his or her employment terminates.
(c)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary or Alimera, and a transfer of employment between Alimera and any Affiliate, Parent or Subsidiary of Alimera or between any Affiliate, Parent or Subsidiary of Alimera shall not be treated as a termination of employment under the Plan or this Option Certificate.

(3)	Fractional Shares. Employee’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Employee exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires.
     § 3. Method of Exercise of Option. Employee may exercise this Option in whole or in part (to the extent this Option is otherwise exercisable under § 2 with respect to vested shares of Stock) only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of those forms of payment.
     § 4. Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery discharge Alimera of all of its duties and responsibilities with respect to this Option.
     § 5. Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Employee other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Employee’s lifetime only by Employee. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Employee’s death the same as Employee under this Option Certificate.
     § 6. No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Employee the right to continue in employment by Alimera or shall adversely affect the right of Alimera to terminate Employee’s employment with our without cause (as determined by the Committee) at any time.
     § 7. Stockholder Status. Employee shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Employee, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 8. Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9. Binding Effect. This Option shall be binding upon Alimera and Employee and their respective heirs, executors, administrators and successors.

     § 10. Tax Withholding. This Option has been granted subject to the condition that Employee consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 11. References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.

ALIMERA SCIENCES, INC.
2005 INCENTIVE STOCK PLAN
INCENTIVE STOCK OPTION
OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2005 Incentive Stock Plan (the “Plan”), hereby grants an Option to C. Daniel Myers, who shall be referred to as “Employee,” to purchase from Alimera One Hundred Five Thousand Nine Hundred Thirty-Seven (105,937) shares of Stock at an Option Price per share equal to $0.71 which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of March 20, 2008, which shall be referred to as the “Grant Date”. This Option is intended to satisfy the requirements of § 422 of the Code and thus is intended to be an ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

By:

Acknowledged:	EMPLOYEE:

[Signature]

Date:

TERMS AND CONDITIONS
     § 1. Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Employee upon written request to the Chief Financial Officer of Alimera.

     § 2. Vesting and Option Expiration.
(a)	General Rule. Subject to § 2(b) and § 2(c), Employee’s right under this Option Certificate to exercise this Option shall vest with respect to:
(1)	31,704 of the shares of Stock which are subject to this Option on March 20, 2010, the Initial Vesting Date, provided Employee remains continuously employed by Alimera through the Initial Vesting Date;

(2)	31,704 of the shares of Stock which are subject to this Option on March 20, 2011, provided Employee remains continuously employed by Alimera through such date; and

(3)	42,529 of the shares of Stock which are subject to this Option on March 20, 2012, provided Employee remains continuously employed by Alimera through such date.
(b)	Option Expiration Rules.
(1)	Non-Vested Shares. If Employee’s employment with Alimera terminates for any reason whatsoever, including death, disability (as determined by the committee) or retirement, while thee are any non-vested shares of Stock subject to this Option under § 2(a), then immediately upon such termination of employment this Option shall expire and shall have no further force or effect and be null and void with respect to such non-vested shares of Stock.

(2)	Vested Shares. Employee’s right to exercise all or any part of this Option which has vested under § 2(a) shall expire no later than the tenth anniversary of the Grant Date. However, if Employee’s employment with Alimera terminates before the tenth anniversary of the Grant Date, Employee’s right to exercise any part of this Option which has vested under § 2(a) shall expire and shall have no further force or effect and shall be null and void at the end of the ninety (90) day period which starts on the date his or her employment terminates.
(c)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary or Alimera, and a transfer of employment between Alimera and any Affiliate, Parent or Subsidiary of Alimera or between any Affiliate, Parent or Subsidiary of Alimera shall not be treated as a termination of employment under the Plan or this Option Certificate.

(3)	Fractional Shares. Employee’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Employee exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires.
     § 3. Method of Exercise of Option. Employee may exercise this Option in whole or in part (to the extent this Option is otherwise exercisable under § 2 with respect to vested shares of Stock) only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of those forms of payment.
     § 4. Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery discharge Alimera of all of its duties and responsibilities with respect to this Option.
     § 5. Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Employee other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Employee’s lifetime only by Employee. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Employee’s death the same as Employee under this Option Certificate.
     § 6. No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Employee the right to continue in employment by Alimera or shall adversely affect the right of Alimera to terminate Employee’s employment with our without cause (as determined by the Committee) at any time.
     § 7. Stockholder Status. Employee shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Employee, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 8. Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9. Binding Effect. This Option shall be binding upon Alimera and Employee and their respective heirs, executors, administrators and successors.

     § 10. Tax Withholding. This Option has been granted subject to the condition that Employee consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 11. References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.

ALIMERA SCIENCES, INC.
2005 INCENTIVE STOCK PLAN
NON-INCENTIVE STOCK OPTION
OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2005 Incentive Stock Plan (the “Plan”), hereby grants an Option to C. Daniel Myers, who shall be referred to as “Employee,” to purchase from Alimera Five Hundred Seventy-Four Thousand Five Hundred Seventeen (574,517)1 shares of Stock at an Option Price per share equal to $0.71, which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of March 20, 2008 which shall be referred to as the “Grant Date.” This Option is not intended to satisfy the requirements of § 422 of the Code and thus shall be a Non-ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

By:

Acknowledged:

EMPLOYEE

[Signature]

Date:

TERMS AND CONDITIONS
     § 1 Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option Certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan,

[1]	Option has been transferred with respect to 136,091 shares to Deborah Myers pursuant to a Securities Transfer Agreement and Agreement to be Bound between the parties dated January 22, 2009.

the Plan shall control. A copy of the Plan will be made available to Employee upon written request to the Chief Financial Officer of Alimera.
     § 2 Vesting and Option Expiration.
(a)	Subject to § 2(b) and § 2(c), Employee’s right under this Option Certificate to exercise this Option shall vest with respect to:
(1)	170,114 of the shares of Stock which are subject to this Option on March 20, 2009, the Initial Vesting Date, provided Employee remains continuously employed by Alimera through the Initial Vesting Date;

(2)	127,585 of the shares of Stock which are subject to this Option in equal increments quarterly beginning on June 20, 2009 through December 20, 2009 provided he or she remains continuously employed by Alimera through the last day of each quarterly period;

(3)	10,824 of the shares of Stock which are subject to this Option on March 20, 2010, provided Employee remains continuously employed by Alimera through such date;

(4)	127,585 of the shares of Stock which are subject to this Option in equal increments quarterly beginning on June 20, 2010 through December 20, 2010 provided he or she remains continuously employed by Alimera through the last day of each quarterly period;

(5)	10,824 of the shares of Stock which are subject to this Option on March 20, 2011, provided Employee remains continuously employed by Alimera through such date; and

(6)	127,585 of the shares of Stock which are subject to this Option in equal increments quarterly beginning on June 20, 2011 through December 20, 2011 provided he or she remains continuously employed by Alimera through the last day of each quarterly period.
(b)	Option Expiration Rules. Employee’s right to exercise all or any part of this Option shall expire no later than the seventh anniversary of the Grant Date.

(c)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary of Alimera.

(3)	Fractional Shares. Employee’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Employee exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires.
     § 3 Method of Exercise of Option. Employee may exercise this Option in whole or in part only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of these forms of payment.
     § 4 Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery shall discharge Alimera of all of its duties and responsibilities with respect to this Option.
     § 5 Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Employee other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Employee’s lifetime only by Employee. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Employee’s death the same as Employee under this Option Certificate.
     § 6 No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Employee the right to continue in service to Alimera or shall adversely affect the right of Alimera to terminate Employee’s service with or without cause (as determined by the Committee) at any time.
     § 7 Stockholder Status. Employee shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Employee, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 8 Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9 Binding Effect. This Option shall be binding upon Alimera and Employee and their respective heirs, executors, administrators and successors.
     § 10 Tax Withholding. This Option has been granted subject to the condition that Employee consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 11 References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.

ALIMERA SCIENCES, INC.
2004 INCENTIVE STOCK PLAN
INCENTIVE STOCK OPTION
OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2004 Incentive Stock Plan (the “Plan”), hereby grants an Option to C. Daniel Myers, who shall be referred to as “Employee,” to purchase from Alimera Thirty-Nine Thousand One Hundred Thirty (39,130) shares of Stock at an Option Price per share equal to $1.18 which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of August 25, 2009, which shall be referred to as the “Grant Date”. This Option is intended to satisfy the requirements of § 422 of the Code and thus is intended to be an ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

By:

Acknowledged:	EMPLOYEE:

[Signature]

Date:

TERMS AND CONDITIONS
     § 1. Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Employee upon written request to the Chief Financial Officer of Alimera.

     § 2. Vesting and Option Expiration.
(a)	General Rule. Subject to § 2(b) and § 2(c), Employee’s right under this Option Certificate to exercise this Option shall vest with respect to:
(1)	39,130 of the shares of Stock which are subject to this Option in seven equal increments quarterly beginning on February 25, 2012 through August 25, 2013 provided Employee remains continuously employed by Alimera through the last day of each quarterly period.
(b)	Option Expiration Rules.
(1)	Non-Vested Shares. If Employee’s employment with Alimera terminates for any reason whatsoever, including death, disability (as determined by the committee) or retirement, while there are any non-vested shares of Stock subject to this Option under § 2(a), then immediately upon such termination of employment this Option shall expire and shall have no further force or effect and be null and void with respect to such non-vested shares of Stock.

(2)	Vested Shares. Employee’s right to exercise all or any part of this Option which has vested under § 2(a) shall expire no later than the tenth anniversary of the Grant Date. However, if Employee’s employment with Alimera terminates before the tenth anniversary of the Grant Date, Employee’s right to exercise any part of this Option which has vested under § 2(a) shall expire and shall have no further force or effect and shall be null and void at the end of the ninety (90) day period which starts on the date his or her employment terminates.
(c)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary or Alimera, and a transfer of employment between Alimera and any Affiliate, Parent or Subsidiary of Alimera or between any Affiliate, Parent or Subsidiary of Alimera shall not be treated as a termination of employment under the Plan or this Option Certificate.

(3)	Fractional Shares. Employee’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Employee exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires.
     § 3. Method of Exercise of Option. Employee may exercise this Option in whole or in part (to the extent this Option is otherwise exercisable under § 2 with respect to vested shares of Stock) only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of those forms of payment.
     § 4. Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery discharge Alimera of all of its duties and responsibilities with respect to this Option.
     § 5. Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Employee other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Employee’s lifetime only by Employee. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Employee’s death the same as Employee under this Option Certificate.
     § 6. No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Employee the right to continue in employment by Alimera or shall adversely affect the right of Alimera to terminate Employee’s employment with our without cause (as determined by the Committee) at any time.
     § 7. Stockholder Status. Employee shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Employee, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 8. Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9. Binding Effect. This Option shall be binding upon Alimera and Employee and their respective heirs, executors, administrators and successors.
     § 10. Tax Withholding. This Option has been granted subject to the condition that Employee consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 11. References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.

ALIMERA SCIENCES, INC.
2005 INCENTIVE STOCK PLAN
INCENTIVE STOCK OPTION
OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2005 Incentive Stock Plan (the “Plan”), hereby grants an Option to C. Daniel Myers, who shall be referred to as “Employee,” to purchase from Alimera One Hundred Twenty One Thousand Six Hundred Thirty-Eight (121,638) shares of Stock at an Option Price per share equal to $1.18 which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of August 25, 2009, which shall be referred to as the “Grant Date”. This Option is intended to satisfy the requirements of § 422 of the Code and thus is intended to be an ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

By:

Acknowledged:	EMPLOYEE:

[Signature]

Date:

TERMS AND CONDITIONS
     § 1. Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Employee upon written request to the Chief Financial Officer of Alimera.

     § 2. Vesting and Option Expiration.
(a)	General Rule. Subject to § 2(b) and § 2(c), Employee’s right under this Option Certificate to exercise this Option shall vest with respect to:
(1)	16,968 of the shares of Stock which are subject to this Option shall vest on the two year anniversary of the date the Investor Majority, as defined in the Series C-1 Preferred Stock and Warrant Purchase Agreement (the “Purchase Agreement”), deliver to the Company a Mandatory Exercise Election, as defined in the Purchase Agreement, the Initial Vesting Date, provided Employee remains continuously employed by Alimera through the Initial Vesting Date;

(2)	16,968 of the shares of Stock which are subject to this Option shall vest on the date three months from such Initial Vesting Date, provided Employee remains continuously employed by Alimera through such date;

(3)	2,860 of the shares of Stock which are subject to this Option shall vest on the date six months form such Initial Vesting Date, provided Employee remains continuously employed by Alimera through such date; and

(4)	84,842 of the shares of Stock which are subject to this Option shall vest quarterly in five equal increments beginning on the date twelve months from the Initial Vesting Date, provided Employee remains continuously employed by Alimera through the last day of each quarterly period.
(b)	Option Expiration Rules.
(1)	Non-Vested Shares. If Employee’s employment with Alimera terminates for any reason whatsoever, including death, disability (as determined by the committee) or retirement, while there are any non-vested shares of Stock subject to this Option under § 2(a), then immediately upon such termination of employment this Option shall expire and shall have no further force or effect and be null and void with respect to such non-vested shares of Stock.

(2)	Vested Shares. Employee’s right to exercise all or any part of this Option which has vested under § 2(a) shall expire no later than the tenth anniversary of the Grant Date. However, if Employee’s employment with Alimera terminates before the tenth anniversary of the Grant Date, Employee’s right to exercise any part of this Option which has vested under § 2(a) shall expire and shall have no further force or effect and shall be null and void at the end of the ninety (90) day period which starts on the date his or her employment terminates.
(c)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary or Alimera, and a transfer of employment between Alimera and any Affiliate, Parent or Subsidiary of Alimera or between any Affiliate, Parent or Subsidiary of Alimera shall not be treated as a termination of employment under the Plan or this Option Certificate.

(3)	Fractional Shares. Employee’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Employee exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires.
     § 3. Method of Exercise of Option. Employee may exercise this Option in whole or in part (to the extent this Option is otherwise exercisable under § 2 with respect to vested shares of Stock) only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of those forms of payment.
     § 4. Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery discharge Alimera of all of its duties and responsibilities with respect to this Option.
     § 5. Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Employee other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Employee’s lifetime only by Employee. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Employee’s death the same as Employee under this Option Certificate.
     § 6. No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Employee the right to continue in employment by Alimera or shall adversely affect the right of Alimera to terminate Employee’s employment with our without cause (as determined by the Committee) at any time.
     § 7. Stockholder Status. Employee shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Employee, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 8. Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9. Binding Effect. This Option shall be binding upon Alimera and Employee and their respective heirs, executors, administrators and successors.
     § 10. Tax Withholding. This Option has been granted subject to the condition that Employee consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 11. References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.

ALIMERA SCIENCES, INC.
2004 INCENTIVE STOCK PLAN
NON-QUALIFIED INCENTIVE STOCK OPTION
OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2004 Incentive Stock Plan (the “Plan”), hereby grants an Option to C. Daniel Myers, who shall be referred to as “Employee,” to purchase from Alimera Fifty Thousand Three Hundred Nine (50,309) shares of Stock at an Option Price per share equal to $1.18, which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of August 25, 2009 which shall be referred to as the “Grant Date.” This Option is not intended to satisfy the requirements of § 422 of the Code and thus shall be a Non-ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

By:

Acknowledged:

EMPLOYEE

[Signature]

Date:

TERMS AND CONDITIONS
     § 12 Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option Certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Employee upon written request to the Chief Financial Officer of Alimera.

     § 13 Vesting and Option Expiration.
(a)	Subject to § 2(b) and § 2(c), Employee’s right under this Option Certificate to exercise this Option shall vest with respect to:
(1)	22,359 of the shares of Stock which are subject to this Option on August 25, 2010, the Initial Vesting Date, provided Employee remains continuously employed by Alimera through the Initial Vesting Date; and

(2)	27,950 of the shares of Stock which are subject to this Option in five equal increments quarterly beginning on November 25, 2010 through November 25, 2011, provided he or she remains continuously employed by Alimera through the last day of each quarterly period.
(b)	Option Expiration Rules. Employee’s right to exercise all or any part of this Option shall expire no later than the seventh anniversary of the Grant Date.

(c)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary of Alimera.

(3)	Fractional Shares. Employee’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Employee exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires.
     § 14 Method of Exercise of Option. Employee may exercise this Option in whole or in part only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of these forms of payment.
     § 15 Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery shall discharge Alimera of all of its duties and responsibilities with respect to this Option.
     § 16 Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Employee other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Employee’s lifetime only by Employee. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Employee’s death the same as Employee under this Option Certificate.
     § 17 No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Employee the right to continue in service to Alimera or shall adversely affect the right of Alimera to terminate Employee’s service with or without cause (as determined by the Committee) at any time.
     § 18 Stockholder Status. Employee shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Employee, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 19 Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 20 Binding Effect. This Option shall be binding upon Alimera and Employee and their respective heirs, executors, administrators and successors.
     § 21 Tax Withholding. This Option has been granted subject to the condition that Employee consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 22 References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.

ALIMERA SCIENCES, INC.
2005 INCENTIVE STOCK PLAN
NON-QUALIFIED INCENTIVE STOCK OPTION
OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2005 Incentive Stock Plan (the “Plan”), hereby grants an Option to C. Daniel Myers, who shall be referred to as “Employee,” to purchase from Alimera One Hundred Forty-Nine Thousand Eight Hundred Fifty-Five (149,855) shares of Stock at an Option Price per share equal to $1.18, which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of August 25, 2009 which shall be referred to as the “Grant Date.” This Option is not intended to satisfy the requirements of § 422 of the Code and thus shall be a Non-ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

By:

Acknowledged:

EMPLOYEE

[Signature]

Date:

TERMS AND CONDITIONS
     § 23 Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option Certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Employee upon written request to the Chief Financial Officer of Alimera.

     § 24 Vesting and Option Expiration.
(a)	Subject to § 2(b) and § 2(c), Employee’s right under this Option Certificate to exercise this Option shall vest with respect to:
(1)	67,873 of the shares of Stock which are subject to this Option vest upon the one year anniversary of the date the Investor Majority, as defined in the Series C-1 Preferred Stock and Warrant Purchase Agreement (the “Purchase Agreement”), deliver to the Company a Mandatory Exercise Election, as defined in the Purchase Agreement, the Initial Vesting Date, provided Employee remains continuously employed by Alimera through the Initial Vesting Date;

(2)	50,905 of the shares of Stock which are subject to this Option shall vest in three equal quarterly increments beginning on the date three months from the Initial Vesting Date, provided Employee remains continuously employed by Alimera through the last day of each quarterly period;

(3)	14,109 of the shares of Stock which are subject to this Option shall vest on the date eighteen months from the Initial Vesting Date, provided the Employee remains continuously employed by Alimera through such date; and

(4)	16,968 of the shares of Stock which are subject to this Option shall vest on the date twenty-one months from the Initial Vesting Date, provided the Employee remains continuously employed by Alimera through such date.
Option Expiration Rules. Employee’s right to exercise all or any part of this Option shall expire no later than the seventh anniversary of the Grant Date.
(b)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary of Alimera.

(3)	Fractional Shares. Employee’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Employee exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of

Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires.
     § 25 Method of Exercise of Option. Employee may exercise this Option in whole or in part only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of these forms of payment.
     § 26 Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery shall discharge Alimera of all of its duties and responsibilities with respect to this Option.
     § 27 Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Employee other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Employee’s lifetime only by Employee. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Employee’s death the same as Employee under this Option Certificate.
     § 28 No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Employee the right to continue in service to Alimera or shall adversely affect the right of Alimera to terminate Employee’s service with or without cause (as determined by the Committee) at any time.
     § 29 Stockholder Status. Employee shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Employee, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 30 Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 31 Binding Effect. This Option shall be binding upon Alimera and Employee and their respective heirs, executors, administrators and successors.
     § 32 Tax Withholding. This Option has been granted subject to the condition that Employee consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 33 References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.